Exhibit 99.2

ECOTALITY, INC. AND SUBS.

UNAUDITED PRO FORMA FINANCIAL

INFORMATION

•  For the year ended December 31, 2005

•  For the year ended December 31, 2006

•  For nine months ended September 30, 2007

Ecotality, Inc. and Subs

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Condensed Combined Balance Sheet

for the year ended December 31, 2005

	Ecotality	Innergy Power Corp.	Pro Forma Adjustments	Pro Forma Combined
Assets

Current assets:
Cash	5,878	176,730		182,608
Accounts Receivable		417,732		417,732
Prepaid expenses		27,220		27,220
Inventory	2,453	480,638		483,091
Total current assets	8,331	1,102,321	—	1,110,652

Fixed assets
Gross Block	2,825	2,427,426		2,430,251
Accumulated Depreciation	(921)	(2,372,655)		(2,373,576)
Total Net Fixed Assets	1,904	54,771	—	56,676

Total Assets	10,235	1,157,092	—	1,167,327

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	—	146,346		146,346
Payroll liabilities	—	93,644		93,644
Note Payable -current portion	—	316,730		316,730
Total current liabilities	—	556,720	—	556,720

Total Liabilities	—	556,720	—	556,720

Stockholders’ equity
Preferred Stock		32,341		32,341
Common Stock	64,059	3,959		68,018
Treasury Stock		(119)		(119)
Additional paid-in capital	26,853	15,732,355		15,759,208
Retained Earnings	(80,677)	(15,168,164)		(15,248,841)
Total Stockholders’ Equity	10,235	600,372		610,607

Total Liabilities and Stockholders’ Equity	10,235	1,157,092	—	1,167,327

The accompanying notes are an integral part of these financial statements.

Ecotality, Inc. and Subs
UNAUDITED PRO FORMA FINANCIAL INFORMATION
Unaudited Pro Forma Condensed Combined Statement of Operations
for the year ended December 31, 2005

	Ecotality	Innergy Power Corp.	Pro Forma Adjustments	Pro Forma Combined

Revenue	851	3,348,563		3,349,414
Cost of Goods Sold	506	1,441,905		1,442,411
Gross Profit	345	1,906,658	—	1,907,003

Expenses:
Depreciation	788	105,051		105,839
General and administrative expenses	14,941	1,700,731		1,715,672
Total expenses	15,729	1,805,782	—	1,821,511

Operating Profit / (loss)	(15,383)	100,876	—	85,492

Other income:
Interest income	—	171,403		171,403
Total other income	—	171,403	—	171,403

Other expenses:
Interest expense	—	(42,469)		(42,469)
Total other expenses	—	(42,469)	—	(42,469)

Loss from operations before income taxes	(15,383)	229,810	—	214,427

Provision for income taxes	—	—	—	—

(Loss) from continuing operations	(15,383)	229,810	—	214,427

Net (loss)	(15,383)	229,810	—	214,427

Weighted average number of common shares outstanding - basic and fully diluted	64,058,974	395,878		64,454,852

Net (loss) per share - basic and fully diluted Continuing operations	(0)	0.58		0

The accompanying notes are an integral part of these financial statements.

ECOtality Inc and Subs.

PROFORMA CONDENSED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED 31st DECEMBER, 2005

(UNAUDITED)

	Ecotality	Innergy Power Corpn.	2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net Profit (loss)	(15,383)	229,810	214,427
Adjustments to reconcile net (loss) to net cash used in operating activities:
Loss on disposal of Fixed Asset		65,304	65,304
Amortization and depreciation	788	105,051	105,839
Changes in assets and liabilities:
Net assets and liabilities of discontinued operations
Accounts receivable	—	(93,232)	(93,232)
Prepaid expenses		(23,620)	(23,620)
Inventories	(2,454)	(201,338)	(203,792)
Deposits	—	14,100	14,100
Accounts payable		17,546	17,546
Accrued wages payable /Payroll Liabilities		(12,156)	(12,156)
Accrued expenses	—	(273,800)	(273,800)

Net cash (used in) operating activities	(17,049)	(172,336)	(189,385)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets	(836)	(51,105)	(51,941)

Net cash (used in) investing activities	(836)	(51,105)	(51,941)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable		28,130	28,130
Payments on notes payable		(139,600)	(139,600)
Preferred Stock issue		541	541

Net cash provided by financing activities	—	(110,929)	(110,929)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(17,885)	(334,370)	(352,255)

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	23,763	511,100	534,863

CASH AND CASH EQUIVALENTS - AND OF PERIOD	$5,878	$176,730	$182,608

The accompanying notes are an integral part of these financial statements.

Ecotality, Inc. and Subs

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Condensed Combined Balance Sheet

for the year ended December 31, 2006

	Ecotality	Innergy Power Corp.	Pro Forma Adjustments	Pro Forma Combined
Assets

Current assets:
Cash	5,047,968	187,283		5,235,251
Certificate of Deposit	2,014,767			2,014,767
Accounts Receivable		499,072		499,072
Prepaid expenses	88,885	52,549		141,434
Inventory		567,442		567,442
Total current assets	7,151,620	1,306,346	—	8,457,966

Fixed assets
Gross Block	798,900	2,445,741	—	3,244,641
Accumulated Depreciation	(21,087)	(2,405,057)		(2,426,144)
Total Net Fixed Assets	777,813	40,684		818,497

Total Assets	7,929,433	1,347,029	—	9,276,462

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	594,075	76,175		670,250
Payroll liabilities	12,404	106,717		119,121
Notes Payable - current portion		129,683		129,683
Total current liabilities	606,479	312,574	—	919,053

Long Term Liabilities
Notes Payable	—	127,371		127,371
Total Long Term Liabilities	0	127,371	—	127,371

Total Liabilities	606,479	439,946	—	1,046,425

Stockholders’ equity
Preferred Stock	0	32,341		32,341
Common Stock	113,000	3,959		116,959
Treasury Stock	0	(119)		(119)
Additional paid-in capital	21,788,399	15,732,355		37,520,754
Retained Earnings	(14,578,445)	(14,861,452)		(29,439,897)
Total Stockholders’ Equity	7,322,954	907,084	—	8,230,038

Total Liabilities and Stockholders’ Equity	$7,929,433	$1,347,029	—	$9,276,462

The accompanying notes are an integral part of these financial statements.

Ecotality, Inc. and Subs

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Condensed Combined Statement of Operations

for the year ended December 31, 2006

	Ecotality	Innergy Power Corpn.	Pro Forma Adjustments	Pro Forma Combined

Revenue		3,274,163		3,274,163
Cost of Goods Sold		1,409,869		1,409,869
Gross Profit	—	1,864,294	—	1,864,294

Expenses:
Depreciation	20,166	32,114		52,280
General and administrative expenses	4,725,035	1,612,548		6,337,583
Licenses and Permits	8,222,572			8,222,572
Research and development	1,088,104			1,088,104
Total expenses	14,055,877	1,644,662	—	15,700,539

Operating profit / (loss)	(14,055,877)	219,631	—	(13,836,246)

Other income:
Interest income	14,905	112,637		127,542
Total other income	14,905	112,637	—	127,542

Other expenses:
Interest expense	456,796	25,556		482,352
Total other expenses	456,796	25,556	—	482,352

Profit / (Loss) from operations before income taxes	(14,497,768)	306,712	—	(14,191,056)

Provision for income taxes	—	—	—	—

(Loss) from continuing operations	(14,497,768)	306,712	—	(14,191,056)

Net (loss)	(14,497,768)	306,712	—	(14,191,056)

Weighted average number of common shares outstanding - basic and fully diluted	82,866,709	395,878		83,262,587

Net (loss) per share - basic and fully diluted Continuing operations	(0.18)	0.77		(0.17)

The accompanying notes are an integral part of these financial statements.

ECOtality Inc and Subs.

PROFORMA CONDENSED STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED 31st DECEMBER, 2006

(UNAUDITED)

	Ecotality	Innergy Power Corpn.	2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss)	(14,497,768)	306,712	(14,191,056)
Adjustments to reconcile net (loss) to net cash used in operating activities:
Shares issued for executive compensation	2,475,006		2,475,006
Shares issued for licenses	8,217,391		8,217,391
Amortization and depreciation	20,166	32,114	52,280
Warrants issued with notes payable	382,656		382,656
Changes in assets and liabilities:
Net assets and liabilities of discontinued operations
Accounts receivable	—	(81,340)	(81,340)
Prepaid expenses	(88,885)	(25,329)	(114,214)
Inventories	2,453	(86,804)	(84,351)
Accounts payable	594,075	(70,171)	523,904
Accrued wages payable /Payroll Liabilities	12,404	13,073	25,477

Net cash (used in) operating activities	(2,882,502)	88,255	(2,794,247)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets	(796,075)	(18,025)	(814,100)
Purchase of certificate of deposit	(2,014,767)		(2,014,767)

Net cash (used in) investing activities	(2,810,842)	(18,025)	(2,828,867)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable	1,425,000	257,054	1,682,054
Repayment of notes payable	(1,425,000)	—	(1,425,000)
Payments on notes payable	—	(316,730)	(316,730)
Common stock issue	10,735,434	—	10,735,434

Net cash provided by financing activities	10,735,434	(59,676)	10,675,758

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5,042,090	10,553	5,052,643

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	5,878	176,730	182,608

CASH AND CASH EQUIVALENTS - AND OF PERIOD	$5,047,968	$187,283	$5,235,251

The accompanying notes are an integral part of these financial statements.

Ecotality, Inc. and Subs

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Condensed Combined Balance Sheet

for the period ended September 30, 2007

	Ecotality	Innergy Power Corp.	Pro Forma Adjustments	Pro Forma Combined
Assets

Current assets:
Cash	212,041	199,603		411,644
Certificate of Deposit	1,565,678	—		1,565,678
Accounts Receivable	36,930	82,498		119,428
Prepaid expenses	658,828	30,832		689,660
Inventory	193,350	362,292		555,642
Total current assets	2,666,827	675,225	0	3,342,052

Fixed assets
Gross Block:	1,455,408	2,450,965		3,906,373
Accumulated Depreciation	(166,069)	(2,432,026)		(2,598,095)
Net Total Fixed Assets	1,289,339	18,939		1,308,278

Total Assets	3,956,166	694,164	0	4,650,330

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	527,463	39,886		567,348
Payroll liabilities	27,533	87,073		114,606
Contingent Liability-Potential Registration Rights Penalty	1,069,497			1,069,497
Total current liabilities	1,624,493	126,959	0	1,751,451

Long Term Liabilities
Note Payable	287,500			287,500
Total Long Term Liabilities	287,500	0	0	287,500

Total Liabilities	1,911,993	126,959	0	2,038,952

Stockholders’ equity
Preferred Stock	—	32,341	0	32,341
Common Stock	108,975	3,958		112,933
Unamortized stock issued for services	(444,983)	—		(444,983)
Treasury stock	—	(119)		(119)
Additional paid-in capital	23,806,925	15,732,356		39,539,281
Retained earnings / (loss)	(21,426,744)	(15,201,331)		(36,628,075)
Total Stockholders’ Equity	2,044,173	567,205	0	2,611,378

Total Liabilities and Stockholders’ Equity	$3,956,166	$694,164	$—	$4,650,330

The accompanying notes are an integral part of these financial statements.

Ecotality, Inc. and Subs

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Condensed Combined Statement of Operations

for the nine months ended September 30, 2007

	Ecotality	Innergy Power Corp.	Pro Forma Adjustments	Pro Forma Combined

Revenue	270,701	2,050,066		2,320,767
Cost of Goods Sold	193,683	1,186,265		1,379,948
Gross Profit	77,018	863,801	—	940,819

Expenses:
Depreciation	144,982	28,065		173,047
General and administrative expenses	2,358,827	1,139,942		3,498,769
Licenses and Permits	1,739			1,739
Research and development	1,160,191			1,160,191
Impairment Expense	429,402			429,402
Settlement Expense	1,800,000			1,800,000
Total expenses	5,895,141	1,168,008	—	7,063,149

Operating loss	(5,818,123)	(304,207)

Other income:
Interest income	51,824	3,933		55,757
Total other income	51,824	3,933	—	55,757

Other expenses:
Interest expense	12,501	39,605		52,106

Accrued expense-potential registration rights penalty	1,069,497			1,069,497
Total other expenses	1,081,999	39,605	—	1,121,604

Loss from operations before income taxes	(6,848,298)	(339,879)		(7,188,177)

Provision for income taxes	—	—	—	—

(Loss) from continuing operations	(6,848,298)	(339,879)	—	(7,188,177)

Net (loss)	(6,848,298)	(339,879)	—	(7,188,177)

Weighted average number of common shares outstanding - basic and fully diluted	108,376,419	398,878		108,775,297

Net (loss) per share - basic and fully diluted Continuing operations	$(0.06)	(0.85)		(0.07)

The accompanying notes are an integral part of these financial statements.

ECOtality Inc and Subs.

PROFORMA CONDENSED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED 30th SEPTEMBER, 2007

(UNAUDITED)

	Ecotality	Innergy Power Corpn.	Sept. 2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss)	(6,848,298)	(339,879)	(7,188,177)
Adjustments to reconcile net (loss) to net cash used in operating activities:
Stock compensation	75,000		75,000
Shares issued for services	105,417		105,417
Shares issued for settlement	1,200,000		1,200,000
Shares accrued for registration penalty	1,069,497		1,069,497
Amortization and depreciation	144,982	28,065	173,047
Changes in assets and liabilities:
Accounts receivable	(13,087)	416,574	403,487
Prepaid expenses	(569,943)	21,717	(548,227)
Inventories	(13,575)	205,150	191,575
Accounts payable	248,388	(36,289)	212,099
Accrued wages payable /Payroll Liabilities	15,229	(19,644)	(4,415)
Certificate of Deposit	449,089		449,089
Net cash (used in) operating activities	(4,137,301)	275,695	(3,861,606)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets	(647,908)	(6,322)	(654,230)
Impairment/Sale of assets	406,782		406,782
Investment in Subsidiaries	(745,000)		(745,000)

Net cash (used in) investing activities	(986,126)	(6,322)	(992,448)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from mortgage payable	287,500		287,500
Repayment of notes payable	—	(257,054)	(257,054)

Net cash provided by financing activities	287,500	(257,054)	30,446

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(4,835,927)	12,319	(4,823,608)

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	5,047,968	187,283	5,235,251

CASH AND CASH EQUIVALENTS - AND OF PERIOD	$212,041	$199,603	$411,644

The accompanying notes are an integral part of these financial statements.

Notes to Pro Forma Financial Statements

ECOtality and Subs

On October 1, 2007 the company closed an agreement to purchase certain assets of Innergy Power Corporation and its wholly owned subsidiary, Portable Energy De Mexico, S.A. DE C.V. (collectively the “Sellers”). The Registrant had signed an agreement on September, 18, 2007 to purchase the certain assets of Innergy Power Corporation and its wholly-owned subsidiary, Portable Energy De Mexico, S.A. DE C.V. (collectively the “Sellers”).  Innergy Power Corporation designs and manufactures standard and custom solar-power and integrated solar-battery solutions for government, industrial and consumer applications.  The purchase price for the assets was 3,000,000 shares of the Registrant’s common stock (the “Shares”).  The Registrant guaranteed to the Sellers that the Shares would be worth $3,000,000 during the 30 day period commencing 11 months from the closing date or the Registrant would be required to either issue additional shares such that the total shares are worth $3,000,000 at that time or pay the seller $3,000,000 in cash.  The Shares were issued to the seller and are subject to piggy- back registration rights and a lock up agreement.

1.1    Acquired Assets and liabilities.  The acquired Assets included all of Seller’s cash and cash equivalents in excess of $125,000, Accounts Receivable, tangible property, equipment, inventories, tenant improvements (regardless of whether they are accounted for as an asset on the books of Seller, or of a landlord or other third party), vendor and customer lists, goodwill, software, intellectual property, prepaid expenses and deposits, Assigned Contracts, Assigned Personal Property Leases, books and records, web sites and domain names, e-mail addresses, telephone and facsimile numbers, and all licenses and permits to the extent transferable to Buyer. The assumed liabilities up on closing included, trade accounts payable and some payroll liabilities. The company assumed no other liabilities.

1.2           Employees.  The company offered employment to each employee of Seller who is principally employed in Seller’s Business. All transferred employees from the seller are employees at will, and are subject to the Registrant’s employment policies. Except for the Assumed Liabilities, the seller retained all liabilities with respect to any and all Seller Employees who are not Transferring Employees.

1.3   Pro-forma Financials: The pro-forma financials included in this filing, have been prepared from the financial statements finalized for the years 2005, 2006 and the nine months period ended 30th September, 2007 for both Ecotality and Innergy Power Corporation. The Pro Forma combined dollars are mere additions across the two individual Income Statements, Balance Sheets and Cash flows, without any adjustments.